UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23127)

The Goodhaven Funds Trust
 (Exact name of registrant as specified in charter)

4940 SW 83rd Street
                                          Miami, Florida 33143_______________________
(Address of principal executive offices) (Zip code)

Larry Pitkowsky
4940 SW 83rd Street
                                          Miami, Florida 33143_______________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (305) 677-7650

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2018

Item 1. Report to Stockholders.

Semi-Annual Report
May 31, 2018

GoodHaven Fund
Ticker:  GOODX

GoodHaven Capital Management, LLC

GoodHaven Fund

Table of Contents

Shareholder Letter	1

Portfolio Management Discussion and Analysis	11

Sector Allocation	16

Schedule of Investments	17

Statement of Assets and Liabilities	20

Statement of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	23

Notes to Financial Statements	24

Expense Example	33

Investment Advisory Agreement	35

Additional Information	38

Privacy Notice	39

GoodHaven Fund

PERFORMANCE as of May 31, 2018

	6 Mos	12 Mos	Since	Since
	Ended	Ended	5 Years	Incept.[1]	Incept.[1]
	5/31/18	5/31/18	Annualized	Cumulative	Annualized
GOODX	2.21%	6.87%	-1.06%	33.45%	4.12%
S&P 500 Index[2]	3.16%	14.38%	12.98%	136.91%	12.83%
Wilshire 5000 Total Market Index[2]	2.62%	12.68%	10.39%	99.88%	10.17%
HFRI Fundamental Growth Index[3]	3.21%	11.78%	5.08%	25.40%	3.21%
HFRI Fundamental Value Index[3]	3.44%	10.40%	6.25%	50.13%	5.83%
CS Hedge Fund Index[3]	1.71%	4.47%	3.30%	27.37%	3.43%

[1]	The Fund commenced operations on April 8, 2011.
[2]	with dividends reinvested
[3]
Hedge Fund Index performance figures are supplied on a month end basis and are provided for illustrative purposes as a broad equity alternative asset class only. Accordingly, “since inception” hedge fund index performance figures reflect a start date of 3/31/11 and an end date of 5/31/18. Source: Bloomberg Terminal

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639. The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days of purchase. Performance data for an individual shareholder will be reduced by redemption fees that apply, if any. Redemption fees are paid directly into the Fund and do not reduce overall performance of the Fund. The annualized gross expense ratio of the GoodHaven Fund is 1.10%. Please see the Fund’s Financial Highlights on page 23 for the most recent expense ratio.

Additional table data are provided for disclosure of calendar period results, which are more commonly referenced.

July 2, 2018

To Our Fellow Shareholders of the GoodHaven Fund (the “Fund”):

Returns so far this year are modestly positive despite prevailing high index valuations, increasing short-term interest rates, and a generally weak stock market (outside of rapidly growing companies with very large market values).  Current positive results included a material increase in our largest holding (WPX Energy), tempered by above-average liquidity and what we believe has been temporary price weakness in three legacy companies we know well and which have performed over time.  In almost all cases, companies we own are selling for a much lower multiple of earnings than the broader indexes and well below estimated value, are yielding more, and have reasonable growth profiles.  We believe the value that a rational businessperson would pay for the entire businesses in our portfolio handily exceeds

GoodHaven Fund

the related stock prices.  Given current positioning, we remain optimistic and opportunistic, with the liquidity to act under stress.  We believe that our strategy of concentrated value investing, which has been out of favor for an extended period, is looking far more attractive as a strategy going forward.

Major Fund holdings are summarized below.  Energy remains our largest industry exposure as we explained in our prior report to you.  Not long ago, when oil prices were depressed and pessimism rampant, such positioning seemed controversial, to say the least.  Today at higher equity prices, the headlines read differently but remain somewhat cautious.  While we are not oil economists and while we are focused on specific business value in our holdings, three trends stand out – 1) the oil price crash of mid-2014 to 2016 caused a deep decline in industry capital spending that has not rebounded, except in a few places like the Permian basin in the United States; 2) inventories have fallen rapidly around the world over the last twelve months; and 3) the pace of new discoveries is near sixty-year lows.  Given these conditions, it appears that there is a greater chance of a production shortfall down the road rather than a price-killing surplus.

WPX continued to execute on its plans to quickly grow oil production and anticipates free cash flow this year and next.  A talented management team lead by Rick Muncrief continues to demonstrate operational excellence and foresight.  For example, some Permian oil will sell at a large discount to world price benchmarks until new pipeline capacity arrives in the 2020 timeframe.  However, WPX entered into agreements some time ago to invest in infrastructure and guarantee take-away of both oil and gas in this basin for a modest price – meaning that the company is largely unaffected by these concerns.  WPX is beginning to generate significant free cash flows (above amounts necessary to replace production) and has one of the best growth and cost profiles of independent energy producers – and its stock price has responded.1  Based on recent comparable transactions, we think the current intrinsic value of WPX is materially higher than its recent share price.

Our other sizeable energy holding is Birchcliff Energy, a low-cost producer of gas and oil (mostly gas) in Western Canada.  This past year has seen widespread and significant insider stock buying while Birchcliff’s price has been depressed by natural gas capacity constraints in the TransCanada pipeline.  This has led to unusually low prices for dry natural gas at the main terminal known as AECO.2  Today, the company’s AECO exposure has been moderated by contracts to deliver gas to other outlets with higher prices tied to those of terminals at Dawn and Henry Hub.
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[1]
As Concho Petroleum’s CEO recently pointed out after it made a sizeable acquisition, the consolidation of private operators in the Permian basin has largely taken place.  With most of the oil majors (including Exxon, Chevron, Shell, and Occidental) as Permian players, we expect to see more acquisitions among publicly traded firms.

[2]
“Dry” gas is natural gas containing little in the way of natural gas liquids, such as ethane and propane, whose prices are tied more to the price of oil than the price of dry gas.  Birchcliff produces dry gas, wet gas, and some oil with about 20% of its production amounting to liquids that receive “oil-based” pricing.

GoodHaven Fund

Even with a deeply discounted natural gas price, Birchcliff is living within its current cash flow and has continued to pay dividends and drill additional wells.  Moreover, a recent and clever capital transaction for a long-term gas processing commitment will obviate the need for significant capital spending in the next few years.  Generally, we expect gas pricing to improve as TransCanada expands its capacity over the next twelve months.  In the longer-term, it appears that the Canadian government understands the strategic need to create an outlet for oil and gas from Alberta and British Columbia on its West Coast.  Any such development would be a huge positive for Alberta producers, but especially for low-cost producers like Birchcliff.  There is a catalyst here as well – several years ago, Birchcliff turned down a takeover offer at more than double its recent price at a time when production and reserves were far lower.  Our position increased in size earlier in the year at roughly three times gross cash flow.

When we invested in Hewlett-Packard (HP) a few years ago, the company had valuable assets and cash flows that had been obscured by a large, badly-conceived, and debt-financed acquisition – creating an opportunity.  HP’s turnaround and return to growth resulted in a profit that was multiples of our original investment. Several years ago, Barrick Gold presented with a similar profile after paying a foolish price for a copper company using debt and marring the reputation of its low cost and enviable assets elsewhere.  After management and other governance changes, the company’s balance sheet has been repaired, it is generating significant cash flow in relation to its stock price, and the stock price has modestly rebounded.  However, the company has yet to resume growth – which we believe has forestalled a higher share price.

Under Chairman John Thornton, the company has set clear financial hurdles for new investments and the company appears to be pursuing its business with discipline.  While gold and copper prices remain critical to cash flow generation, Barrick remains a low-cost producer that we believe now has the capital allocation skills and the financial flexibility to prosper in almost any price environment.  In the last twelve months (mostly earlier in 2018), multiple Barrick insiders bought nearly 650,000 shares at prices averaging about $12.40 per share – near the current price.  We estimate that intrinsic value is significantly higher, even without an adroit capital allocation move to benefit shareholders.  Absent commodity price weakness or unexpected adverse fundamental change, it expects to increase the dividend or begin share repurchases sometime in the next several quarters.

Alphabet (Google) remains a sizeable holding despite our misgivings about its weight in current indexes.  An extraordinary business, Alphabet has generated large and growing cash flows and continues to grow at a high rate relative to its size.  The stock is not inexpensive, but neither does it appear overvalued given nearly $150 per share in cash, little debt, cash earnings expected to be between $40 and $50 per share, and a strong competitive position in multiple areas.  However, there are regulatory and competitive headwinds in advertising today that were absent just a few years ago.  Since our original purchases at about twelve times earnings, we have sold about half of

GoodHaven Fund

our initial stake at increasing prices and higher earnings multiples – but acknowledge that each sale appears to have been an error as intrinsic value increased faster than expected while the earnings multiple expanded.

We recognize that Alphabet’s stock price could come under pressure for non-business reasons (e.g. index fund sales) but believe the company still represents a strong holding.  New European regulations that were initially believed to be a problem now appear to have benefitted the company as smaller competitors struggle to comply.  YouTube (owned by Alphabet) has apparently recently surpassed Facebook in terms of usage among young people.  Given the company’s cash generation, its cash holdings (that can be used to benefit shareholders), its strong growth profile, little debt, and its competitive advantages, we continue to stay the course with our remaining holdings subject to our sizing judgment, fundamental change, or material further price appreciation.

While Berkshire gets publicity for its Apple investment and other equity holdings, the businesses that it owns in entirety have become more important.  In addition to a diversified roster of aircraft parts, utilities, railroads, insurance, homebuilding supplies and many other businesses, the company is sitting on roughly $100 billion in cash with little corporate debt.  Berkshire’s book value last stood around $213,000 per class A share (about $142 per Class B share), only modestly above the levels at which Warren Buffett indicated interest in repurchasing shares.  At 87 years old, Buffett will not be around forever, but we expect the company he built to continue to perform well. The company’s strong shareholder orientation suggests eventual meaningful dividends or share repurchases.

Despite having appreciated well above cost, HP Inc. still appears inexpensive, particularly relative to the S&P 500.  As of the date of this letter the stock is trading at about eleven times earnings with a modestly growing top-line and a 2.5% dividend yield, the company has been repurchasing a sizeable amount of stock.  Moreover, large free cash flows have reduced overall leverage despite large payouts and buybacks.  While rapidly-expanding 3D printing is not yet significant enough to move the needle, HP Inc. appears to be one of the leaders in what could be a $100 billion addressable market.

Overall results would have been better in this period but for three older investments that declined meaningfully in the first half of the year for various reasons.  All seem priced at very inexpensive levels and we have been adding to these investments.  Jefferies Financial Group (formerly Leucadia National) sold non-core assets for excellent prices, reported strong earnings from its main subsidiaries, and increased stock repurchases.  The company appears to have a sound balance sheet, significant liquidity, a good earnings profile, and was recently trading below tangible book value despite a double-digit return on that capital – a price rarely seen in its corporate history.  We were at a loss to understand why the stock price declined and added to our position in the last year at what we believe are depressed prices.3  It is now one our larger holdings.
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[3]	Under mutual fund regulations, we are limited in how much we can own of any company which gets a material amount of its revenue from broker/dealer operations.

GoodHaven Fund

Spectrum Brands, one of our largest historical winners, declined sharply when its quarterly earnings disappointed for the first time in years due to a botched consolidation of manufacturing plants and distribution centers.  Without minimizing these operating hiccups, we believe that the company has largely fixed the problem in short order and continued to generate significant free cash flow.  Moreover, several of its operating divisions appear to be deeply undervalued based on recent comparable transactions.  Later this year, the company should close its $2 billion sale of its battery business to Energizer, greatly improving its balance sheet.  After the stock price dropped, we added to our position at approximately $62 per share or about 9 times our estimate of free cash flow. At current prices (around $81), and after a rebound from the post-earnings lows, Spectrum still sells for about 11 times our estimate of free cash flow.

Federated Investments, a large asset manager with a significant money-market business, also declined after first quarter earnings were modestly weaker than expected due to some asset declines in equity funds.  At the same time, the company announced the $350 million acquisition of a majority stake in a sizeable UK investment manager (Hermes) which, once closed, will temporarily deplete its cash hoard.  While Federated has not grown much in recent years due to changes in money-market regulations, the company has a decades-long history of cash generation and treating shareholders well through dividends, special dividends, and stock buybacks.

Hermes is a leader in an emerging trend in institutional investment management – ESG, short for Environmental, Social, and Governance.  This refers to three factors measuring the sustainability and ethical impact of a business that impact shareholders.  Hermes embeds these factors in money-management on behalf of clients, as well as providing consulting services – something becoming popular especially among public-sector investors.  Tying ESG principles to investment management is a growth business and the addressable market for such services appears enormous.  In addition, legislators recently proposed changes to federal money market regulations that would be favorable if passed.  Federated currently sells for just over ten times our estimate of cash earnings.

American Airlines continued to see strong occupancy and revenue trends with discipline regarding industry capacity growth.  As we write this letter, American shares sell for around $38 while we expect earnings to be roughly $5 per share this year, which already reflects a materially higher fuel cost.  The company continues to repurchase chunks of stock, having reduced the share count by nearly 40% from 756 million shares at the time of the U.S. Airways Group merger to roughly 460 million shares.  CEO Doug Parker has continued to be paid in stock.

We sold some shares of Systemax as the company reported strong results and the share price rose.  The top line is growing at about a 10% clip, earnings are growing, and the company recently declared a $1 special dividend.  Systemax is majority owned by three brothers, averaging over 60 years old.

GoodHaven Fund

We opportunistically purchased a modest stake in Macy’s late last year as the market’s panic in all things retail accelerated.  Research suggested there was a significant “margin of safety” given large non-mall real estate holdings, material positive earnings, decreasing leverage, and a top-line that had stopped declining.  Shortly after our initial Macy’s purchase the stock price surged in response to stronger earnings. We stopped buying – a mistake in hindsight. Since then, the stock price nearly doubled, and we sold about half of what we purchased near our estimate of intrinsic value.

A recent Financial Times article related that the market cap of the S&P 500 Consumer Discretionary index has gained $318 billion from early January through mid-June, of which Amazon and Netflix, interesting but very richly valued, contributed $375 billion.  Accordingly, the rest of the index has dropped by nearly $60 billion over the same period – hardly an inspiring performance.4  As we have previously pointed out, the NASDAQ 100 Index has a “real” price-to-earnings ratio exceeding 40 and nearly 45% of its assets in four technology companies, two of which have earned minimal profits in their corporate lifetimes when compared to current market values.  The Russell 2000 Index apparently now sells at more than 70 times actual earnings.  Such over-concentrations and overvaluations might cause an active portfolio manager who copied them to be fired in short order.  Deliberately avoiding such expensive securities makes near-term performance comparisons much tougher.

It seems obvious that if ultra-low interest rates, low inflation, and cheap finance costs were good for equities generally in the years following the 2008 financial crisis, rising rates and rising costs should be less so and investors should behave with greater, not lesser, discipline.  Certainly, any student of market history would suggest that it has almost always been so.  However, few of today’s money managers remember prior periods of rising rates and high valuations.  Speculation has continued in companies with rapidly growing revenue almost irrespective of profit.

As value investors, we like to distance ourselves from speculation, rather than embrace holdings which, while often temporarily exciting, have a large risk of capital loss.  However, our strategy can temporarily go out of favor even if we prefer growing businesses, simply because we don’t want to pay a high price for growth.  That leads us to generally shun high multiple, high-growth sector of the market as typically having much greater risk of capital loss.  However, those characteristics have been among the leading gainers in recent years – and that trend has been reinforced by the massive flow of money into index funds, which are typically weighted by market capitalization.
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[4]	Financial Times. Authors’ Note: Fangs for the memories. June 21, 2018.

GoodHaven Fund

Thus, when money flows in, more of the most highly valued companies have to be bought compared to the lower cap companies.  This has led to a large concentration of funds in a relatively small subset of the market that is both expensive and is driving index performance.  However, when high valuation and slowing growth meet rising interest rates and potentially negative flows from indexers, the outlook for very highly valued growth stocks becomes poor.  As has been the history of markets from time immemorial, we expect some mean reversion to occur – and we think value should once again shine.  As during the previous period near the apex of the tech bubble, we believe the gap between the value of the businesses we own and their market values has grown unusually wide – and feel that should work in our favor going forward.

Since we started, we have experienced something of a performance roller-coaster.  After three solid years, we experienced a difficult eighteen months (due largely to what proved to be a temporary decline in energy and thus an opportunity, as well as unforced errors).  This was followed by a period of decent returns – above indexes representing T-bills, bonds, and hedge funds, but below the S&P 500 Index.  During this entire span, capital rushed in and then rushed out, compounding the difficulty of managing a portfolio.  Through this process, we behaved consistently and have done our best to have our deeds match our words.  As we have said from the beginning, our firm’s objective is to earn a competitive return – with less risk as measured by the likelihood of permanent capital loss – and when compared to a variety of benchmarks, including risk-free rates, alternatives like hedge funds, and broad equity indexes.  Because our portfolio is concentrated, there may be little correlation year-by-year with broadly diversified alternatives.

In our opinion, value investing headwinds can be attributed partly to a combination of unrealistic index performance, investor tolerance for unusually high valuation, an infatuation with growth, and until recently, few income alternatives generating a meaningful yield.  We believe this combination of factors suggests a higher risk period in markets.  To us, buying indexes at near-record valuations makes no sense, chasing growth and momentum at high prices has been historically foolish, and yields have historically been an important component of overall return.  Overly popular indexes composed of many companies with highly valued shares should not be the standard by which investors are judged over time.  Assuming that trends will straight-line to infinity has never worked out well.

Notwithstanding the overvaluation in many sectors – we continue to eagerly search for new attractively priced investments and have made modest progress. During the period we added small new holdings in Store Capital and repurchased Alleghany Corporation, and were able to add to several positions selling at better prices. We are eager to buy much more if Mr. Market presents us with compelling opportunity. We also maintain a fairly long list of companies that we admire but which require a lower price to arouse our interest.

GoodHaven Fund

Today, the Fund’s portfolio has a sizeable number of businesses selling for low multiples of cash flow or earnings, many with low or no material index weights.  Most have very strong balance sheets and good access to liquidity.  We also continue to maintain cash reserves in the absence of enough compelling bargains.  In our opinion, any investment manager should NOT look like the S&P 500 if they expect to have better odds of relatively attractive forward returns.5  As our friend Howard Marks recently said,

“If you refuse to fall into line in carefree markets like today’s, it’s likely that, for a while, you’ll (a) lag in terms of return and (b) look like an old fogey. But neither of those is much of a price to pay if it means keeping your head (and capital) when others eventually lose theirs. In my experience, times of laxness have always been followed eventually by corrections in which penalties are imposed. It may not happen this time, but I’ll take that risk.”

While it guarantees nothing, we remind our shareholders that we remain among the largest individual investors in the Fund with personal assets, having significant “skin in the game.”  We are just as interested in return as you are, but refuse to get aggressive when valuations are generally high, true bargains seem scarce, and speculation seems common.  Our long experience says that conditions change often in financial markets and we are overdue for better bargains with better chances of competitive future returns.  We are looking out for your capital – and our own.

Many of our businesses appear to have been returning double digit returns on our investment since purchase with modest growth – far above the returns available in bonds or cash and a fraction of the valuation metrics of the larger equity indexes.  Over time, what matters is not the price you see today, but the cash return on what you invested.  Ultimately, all successful investments have to demonstrate a return – either through cash dividends or reinvested capital.  If we are right about our businesses, stock prices – and the value of the fund – will follow.

Thank you for your confidence.

Sincerely,

Larry	Keith
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[5]
While we cannot predict or guarantee any future performance, we strongly believe that today’s infatuation with indexation and the mega-cap highly valued companies driving that trend is likely to lead to some period of significantly worse index performance down the road for what seem like clearly foreseeable reasons:  high valuations, no cash to meet redemptions, popular psychology, and the inevitable cyclicality of investing styles.

GoodHaven Fund

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in midcap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are enhanced in emerging markets. The Fund may invest in REITs, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities.

The opinions expressed are those of Larry Pitkowsky and/or Keith Trauner through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and GoodHaven undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, GoodHaven cannot guarantee the accuracy of the information provided. Any discussions of specific securities or sectors should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition.

Must be preceded or accompanied by a prospectus. It is not possible to invest directly in an index.

Passive investing involves the purchase of securities or funds that attempt to mirror the performance of a specific index. Active investing involves the purchase of individual securities or funds whose managers attempt to select securities based on fundamental research, quantitative analysis, or other factors and who actively change the underlying portfolios in response to corporate or macro developments. Typically, passive funds have lower costs and fees compared to actively managed funds. Both actively and passively managed funds involves risk, and principal loss is possible. Both actively and passively managed funds generally have daily liquidity. There are no guarantees regarding the performance of actively and passively managed funds. Actively managed mutual funds may have higher portfolio turnover than passively managed funds. Excessive turnover can limit returns and can incur capital gains.

Cash flow is generally defined as the cash a company generates from its business operations, before capital or securities investments.

Free cash flow is generally defined as cash revenues less all normal operating expenses (including interest expense) and less an estimate of the capital spending necessary to maintain the business in its current state.

Book Value represents the accounting value remaining after a corporation’s liabilities are subtracted from its assets.

Intrinsic value is defined as the value that a rational and well-informed buyer would pay for the entire enterprise.

Tangible Book Value represents the accounting value remaining after a corporation’s liabilities are subtracted from its assets (but excluding the value of any intangible assets, such as goodwill).

GoodHaven Fund

Price-to-earnings ratio is a valuation ratio of a company’s current share price compared to its per-share earnings.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe and is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of that Index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The NASDAQ 100 Index is a stock market index made up of equity securities issued by 100 of the largest non-financial companies listed on the NASDAQ.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

The S&P 500 Consumer Discretionary Index comprises those companies included in the S&P 500 that are classified as members of the consumer discretionary sector.

The Wilshire 5000 Total Market Index (full-cap) measures the performance of all U.S. equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

HFRI Fundamental Growth Index strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics on the underlying companies which are expected to have prospects for earnings growth and capital appreciation exceeding those of the broader equity market. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Strategies employ investment processes designed to identify attractive opportunities in securities of companies which are experiencing or expected to experience abnormally high levels of growth compared with relevant benchmarks growth in earnings, profitability, sales or market share.

HFRI Fundamental Value Index strategies employ investment processes designed to identify attractive opportunities in securities of companies which trade a valuation metrics by which the manager determines them to be inexpensive and undervalued when compared with relevant benchmarks. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Relative to Fundamental Growth strategies, in which earnings growth and capital appreciation is expected as a function of expanding market share & revenue increases, Fundamental Value strategies typically focus on equities which currently generate high cash flow, but trade at discounted valuation multiples, possibly as a result of limited anticipated growth prospects or generally out of favor conditions, which may be specific to sector or specific holding.

CS Hedge Fund Index is an asset-weighted hedge fund index derived from the TASS database of more than 5000 funds. The index consists of funds with a minimum of US $10 million under management and a current audited financial statement. Funds are separated into primary subcategories based on investment style. The index in all cases represents at least 85% of the assets under management in the universe. The index is rebalanced monthly, and funds are reselected on a quarterly basis. Index NAVs are updated on the 15th of each month.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)

The Net Asset Value (“NAV”) of the GoodHaven Fund was $24.10 at May 31, 2018 based on 5,689,094 shares outstanding.  This compares to the Fund’s NAV of $23.58 at November 30, 2017, and an NAV of $20.00 at inception on April 8, 2011.  Although the Fund did not pay a taxable distribution of capital gains or income in 2017, shareholders should be aware that the Fund has paid capital gains and income distributions in prior years that reduced NAV by the amount of a distribution on the ex-dividend date.  Please note that except where otherwise indicated, discussions in this MD&A relate to the period ended May 31, 2018.  The Fund’s performance for the period December 1, 2017 to May 31, 2018 was a gain of 2.21% compared to a total return of 3.16% for the S&P 500 Index.  Note that the Fund also provides a variety of other benchmarks for comparison purposes.  See the portfolio manager’s letter to shareholders for additional information regarding performance and comparisons to other indexes.  All comparisons assume reinvested dividends.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.

2018 performance fiscal year-to-date has been modestly positive as a significant increase in WPX Energy was partly offset by declines in other securities we believe are temporary.  The last few years have been difficult for investors who use fundamental value strategies generally, especially when compared to passive index funds and similar investments where there have been large cash inflows and which are dominated by a number of “mega-cap” companies with huge market values trading at high valuations – and these companies rose strongly in the first half of 2018.

While the Fund’s record since inception is still colored by a material divergence between mid-2014 and the end of 2015, we continue to believe that the investment manager’s strategy is sound and risk averse.  Since that time, performance has been positive with a strong 2016 and a positive, but single-digit performance in 2017 - above many low risk alternatives but less than the S&P 500, which has no cash, no expenses, pays no taxes, and has no required distributions over time.  The portfolio managers continue to be among the largest individual owners of Fund shares and continue to have significant personal assets at risk, aligning the interests of shareholders.  Moreover, while their past activities cannot determine future outcomes, the portfolio managers are highly experienced and have been associated with a number of successful investment businesses over a period of nearly four decades.

Although we cannot predict when investors will once more exhibit risk aversion and abandon highly speculative or risky strategies (especially where we believe some of the risks of more popular strategies are poorly understood), we continue to believe that regression to the mean is a core characteristic of financial markets and that value investing and some measure of risk aversion will regain favor.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

The portfolio managers believe that short-term performance figures are less meaningful than a comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks or months.  Furthermore, the S&P 500 Index is an unmanaged index incurring no fees, expenses, or taxes and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies.  There are other indexes whose performance may diverge materially from that of the S&P 500.  Below is a table of the Fund’s top ten holdings and categories as of May 31, 2018.

Top 10 Holdings*(1)%		Top Categories(1)%
WPX Energy, Inc.	10.7%	Cash & Equivalents**	26.6%
Barrick Gold Corp.	9.3%	Oil & Gas Exploration
Alphabet Inc. – Class C	6.0%	& Production	16.0%
Jefferies Financial Group Inc.	5.1%	Metals & Mining	9.3%
Birchcliff Energy Ltd.	4.8%	Computer Software	6.0%
Berkshire Hathaway Inc. –		Financials	5.1%
Class B	4.5%	Diversified Holding
HP Inc.	4.1%	Companies	4.5%
Spectrum Brands Holdings, Inc.	3.7%	Computer Hardware	4.1%
American Airlines Group Inc.	3.4%	Consumer Products	3.7%
Systemax Inc.	3.4%	Air Transportation	3.4%
		Industrial Supplies	3.4%
Total	55.0%		82.1%

*	Top ten holdings excludes cash and U.S. Government Securities.
**	Includes short-term U.S Government Securities and other assets in excess of liabilities.
(1)	Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Overall Fund assets declined materially for the six month period due to the redemption of shares held by a single wealth manager on behalf of its clients early in calendar 2018.  Since then, we have seen no other large withdrawals and assets appear stable. As of the date of this report, neither of the portfolio managers of the Fund, whose shareholdings total in the millions of dollars, has ever sold shares of the Fund.

Material swings in shareholder subscriptions and redemptions can make management of the portfolio more difficult and we believe this has, over the last few years, negatively affected performance.  We continue to take actions to minimize taxable gains without materially affecting portfolio values.  The Fund’s investments are stated as of May 31, 2018, and the amounts and rankings of the Fund’s holdings today may vary significantly from the data disclosed above and the managers may have taken actions that would result in material changes to the portfolio.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

The Fund’s investments having the most positive impact on portfolio performance for the semi-annual period ended May 31, 2018 were: WPX Energy, Macy’s, Alphabet, Systemax, and HP Inc.  WPX rose and it continued to execute on its growth plans and was helped by an increase in the price of oil; Macy’s rose after reported earnings were better than expected and overall revenues appeared to stabilize; Alphabet rose as it continued to grow at a robust pace while producing significant free cash flows; Systemax rose in response to a continuing trend of positive revenue and earnings growth as well as increased dividends; and HP Inc. rose as it reported positive earnings results, resumed modest revenue growth, and continued to repurchase shares.

The Fund’s investments having the most negative impact on the portfolio for the semi-annual period ended May 31, 2018 were: Spectrum Brands Inc., Jefferies (formerly Leucadia National), Federated Investors, American Airlines, and Birchcliff Energy.  Spectrum Brands declined after management botched a consolidation of manufacturing plants and distribution centers, though it appears that the errors have been promptly fixed; Jefferies declined despite strong earnings and assets sales as financial companies generally were weak; Federated Investors declined after reporting earnings that were modestly below expectations and announcing the acquisition of a majority interest in a UK money manager; American Airlines declined in an apparent reaction to higher fuel costs; and Birchcliff declined as Canadian gas producers were generally weak in response to low prices at TransCanada’s AECO terminal.

During the period, the Fund disposed of its remaining investments in: JZ Capital Partners Ltd., Dundee Corporation, and White Mountains Insurance Group Ltd.  Further, short-term obligations of HomeFed Corporation, Coca Cola, and Disney were redeemed.  The Fund also used cash and additional dispositions of a portion of other investment to meet shareholder redemptions.

The managers of the Fund do not believe that a decline in a security price necessarily means that the security is a less attractive investment.  The opposite may be the case in that price declines may represent significant investment opportunities.  During fiscal 2017, the largest single factor affecting performance was a decline in energy-related holdings despite oil ending the year higher than at the beginning of the year.  In the first half of 2018, the best performing company in our portfolio was an energy company.  The portfolio managers generally do not try to predict macroeconomic or market swings and prefer instead to try to react to what happens.

The Fund’s turnover rate, a measure of how frequently assets within a fund are bought and sold by the managers, has historically been low and consistent with the strategies of GoodHaven Capital Management LLC, the Fund’s investment advisor.  Current period turnover reflects sales that occurred early in the fiscal year to meet shareholder redemptions and not a change in strategy.  Importantly, there may be times when turnover rates rise, however, we do not anticipate rapid turnover of the portfolio under normal circumstances.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

The portfolio managers believe that a significant liquidity position is an important part of portfolio management.  Since inception, the Fund has continued to have significant liquidity available both in cash holdings as well as short-term fixed income investments.  Currently, reflecting high prevailing valuations in most sectors of the equity markets, cash and equivalents are a material percentage of the overall portfolio.  We have been investing in some short-dated U.S. Treasury obligations and corporate obligations to take advantage of an increase in money-market rates but these holdings are generally highly rated.  In order to ensure that we have sufficient resources to behave opportunistically, the Fund has sold or reduced certain investments and may hold some modest hedges from time to time.  There is no guarantee that such hedges will protect against loss and the Fund may lose money should volatility be reduced in future months.  In the last six months, the Fund experienced modest losses as a result of hedge transactions.  Over time, we expect the Fund’s level of cash to vary significantly and could be higher or lower than shown on the most recent Schedule of Investments.

We continue to believe that having a cash cushion at a time of generally elevated prices and investor ebullience is a strategic advantage. Had our cash been invested in index funds, our performance would have been materially higher, however management of the fund concurs with the portfolio managers that giving up relative performance is not the same as losing money.  In an equity downturn, we would expect our liquidity to act as a cushion until redeployed advantageously.  Further, our liquidity has allowed us to meet redemptions in an efficient manner while mostly avoiding forced liquidation of investments.

It is our intention to invest a significant portion of current liquidity in an opportunistic manner when bargains meeting our investment criteria appear.  However, it is possible that the Fund may have a significant cash or cash equivalent position for an extended period of time if, in the opinion of the portfolio managers, market conditions are unfavorable.  At times when liquidity is high, the Fund may underperform a strongly rising stock market.  We note that although the Fund had significant liquidity during the period from Inception in April 2011 through May of 2014 (including a sizeable amount related to a large cash influx due to new Fund share subscriptions), we believe performance was still reasonable by relative and absolute standards over that time frame.  In the 2016 fiscal year the Fund significantly outperformed most equity indexes, despite having significant liquidity during a period when indexes significantly appreciated while the reverse was true for the 2017 fiscal year.  The portfolio managers’ letter to shareholders contains additional discussion about performance.

Generally, we do not expect significant realized capital gain or loss from any particular short-term, non-U.S. investments when viewed over an extended period.  During fiscal 2017, we saw commodity prices such as oil and gold rise, yet the Fund’s holdings lagged, perhaps reflecting the current and short-term activity of ETF

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

flows, which often trade opposite to short-term trends.  Further, late in that year a tax-reform package was signed that lowered corporate income tax rates and which should help the earnings of a number of companies held by the Fund.  Large multi-nationals are less affected and their earnings also remain subject to currency swings.

To reiterate our view on liquidity, the portfolio managers believe that a certain amount of liquidity may benefit shareholders in several ways – by preventing liquidation of securities to meet modest levels of redemptions, by providing ammunition to purchase existing or new holdings in declining markets without being forced to sell existing holdings, and by lessening the chance that shareholders will blindly seek liquidations during periods of market stress that could adversely impact the Fund.  That said, if bargains meeting our criteria seem plentiful, we are likely to have significantly less liquidity under such conditions than has been the case since inception.

The Fund is subject to certain risks as disclosed in the Prospectus and Statement of Additional Information, both of which may be obtained from the Fund’s website at www.goodhavenfunds.com or by calling 1-855-654-6639.  Some of these risks include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s holdings have earnings resulting from operations outside the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s Net Asset Value more negatively than would occur in a more diversified fund.

As of May 31, 2018, the members, officers, and employees of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 261,325 shares of the Fund.  The portfolio managers added to personal holdings during the fiscal period.  It is management’s intention to disclose such holdings (in the aggregate) in this section of the Fund’s Annual and Semi-Annual reports on an ongoing basis.

GoodHaven Fund

SECTOR ALLOCATION at May 31, 2018 (Unaudited)

Asset/Sector	% of Net Assets

U.S. Government Securities	17.4%
Oil & Gas Exploration & Production	16.0%
Metals & Mining	9.3%
Cash & Equivalents[1]	9.2%
Computer Software	6.0%
Financials	5.1%
Diversified Holding Companies	4.5%
Computer Hardware	4.1%
Consumer Products	3.7%
Air Transportation	3.4%
Industrial Supplies	3.4%
Retail	3.1%
Financial Services	3.0%
Telecommunications	2.9%
Marine Services & Equipment	2.7%
General Building Materials	2.0%
Asset Management	1.6%
Property/Casualty Insurance	1.0%
Government Agency	0.8%
Real Estate	0.6%
Miscellaneous	0.2%
Total	100.0%

Equities are classified by sector.  Debt is classified by asset type.
[1]	Represents cash and other assets in excess of liabilities.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2018 (Unaudited)

Shares	COMMON STOCKS – 72.4%	Value

	Air Transportation – 3.4%
107,000	American Airlines Group Inc.	$4,658,780

	Asset Management – 1.6%
55,000	Oaktree Capital Group, LLC	2,252,250

	Computer Hardware – 4.1%
258,400	HP Inc.	5,692,552

	Computer Software – 6.0%
7,600	Alphabet Inc. – Class C1	8,245,924

	Consumer Products – 3.7%
64,000	Spectrum Brands Holdings, Inc.	5,100,160

	Diversified Holding Companies – 4.5%
32,200	Berkshire Hathaway Inc. – Class B1	6,167,266

	Financial Services – 3.0%
171,143	Federated Investors, Inc. – Class B	4,153,641

	Financials – 5.1%
317,512	Jefferies Financial Group Inc.	6,947,163

	General Building Materials – 2.0%
139,400	Builders FirstSource, Inc.[1]	2,729,452

	Industrial Supplies – 3.4%
141,005	Systemax Inc.	4,655,985

	Marine Services & Equipment – 2.7%
251,694	Stolt-Nielsen Ltd.[2]	3,635,747

	Metals & Mining – 9.3%
964,650	Barrick Gold Corp.	12,723,733

	Oil & Gas Exploration & Production – 16.0%
1,868,100	Birchcliff Energy Ltd.	6,584,311
34,122	Hess Midstream Partners LP	715,197
802,555	WPX Energy, Inc.[1]	14,614,527
		21,914,035

	Property/Casualty Insurance – 1.0%
2,400	Alleghany Corp.	1,369,344

	Real Estate – 0.6%
30,000	STORE Capital Corp. – REIT	804,000

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2018 (Unaudited) (Continued)

Shares	COMMON STOCKS – 72.4% (Continued)	Value

	Retail – 3.1%
120,000	Macy’s Inc.	$4,189,200

	Telecommunications – 2.9%
84,000	Verizon Communications Inc.	4,004,280
	TOTAL COMMON STOCKS
	(Cost $65,087,487)	99,243,512

	PREFERRED STOCKS – 0.8%

	Government Agency – 0.8%
7,750	Federal National Mortgage Association,
	Series E, 5.100%[1,2,3]	72,114
7,393	Federal National Mortgage Association,
	Series F, 0.170%[1,3,4]	66,537
6,188	Federal National Mortgage Association,
	Series O, 7.000%[1,3,5]	61,880
47,100	Federal National Mortgage Association,
	Series P, 4.500%[1,3,5]	226,080
19,980	Federal National Mortgage Association,
	Series R, 7.625%[1,3]	106,893
27,846	Federal National Mortgage Association,
	Series S, 8.250%[1,3,4]	175,708
71,981	Federal National Mortgage Association,
	Series T, 8.250%[1,3]	449,881
		1,159,093
	TOTAL PREFERRED STOCKS
	(Cost $1,562,510)	1,159,093

Principal
Amount	U.S. GOVERNMENT SECURITIES – 17.4%

	United States Treasury Bills – 17.4%
$3,000,000	1.783% due 8/2/2018[6]	2,990,493
3,000,000	1.933% due 9/20/2018[6]	2,982,448
5,000,000	1.951% due 10/11/2018[6]	4,964,571
3,000,000	1.972% due 11/1/2018[6]	2,974,867
5,000,000	2.060% due 11/15/2018[6]	4,953,814
5,000,000	2.041% due 11/29/2018[6]	4,948,780
		23,814,973
	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $23,814,603)	23,814,973

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2018 (Unaudited) (Continued)

MISCELLANEOUS	Notional
SECURITIES – 0.2%[1,7]	Value	Value
TOTAL MISCELLANEOUS
SECURITIES
(Cost $458,774)	$75,321,320	$246,300
Total Investments
(Cost $90,923,374) – 90.8%		124,463,878
Cash and Other Assets in
Excess of Liabilities – 9.2%		12,668,068
TOTAL NET ASSETS – 100.0%		$137,131,946

REIT – Real Estate Investment Trust
[1]	Non-income producing security.
[2]	A portion of this security is considered illiquid. As of May 31, 2018, the total value of illiquid securities was $624,163 or 0.5% of net assets.
[3]	Perpetual maturity.
[4]	Variable rate dividend; rate shown is rate of last dividend.
[5]	Floating rate dividend; rate shown is minimum yield.
[6]	Coupon represents the yield to maturity from the purchase price.
[7]	Represents previously undisclosed securities which the Fund has held for less than one year.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at May 31, 2018 (Unaudited)

ASSETS
Investments in securities, at value
(Cost $90,923,374) (Note 2)	$124,463,878
Cash	18,898,722
Receivables:
Fund shares sold	5,588
Dividends and interest	51,479
Total assets	143,419,667

LIABILITIES
Payables:
Investment securities purchased	5,842,398
Fund shares redeemed	317,190
Management fees	104,836
Support services fees	23,297
Total liabilities	6,287,721

NET ASSETS	$137,131,946

COMPONENTS OF NET ASSETS
Paid-in capital	$122,303,231
Undistributed net investment income	62,752
Accumulated net realized loss on investments	(18,774,541)
Net unrealized appreciation on investments	33,540,504
Net assets	$137,131,946
Net Asset Value (unlimited shares authorized):
Net assets	$137,131,946
Shares of beneficial interest issued and outstanding	5,689,094
Net asset value, offering and redemption price per share	$24.10

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2018 (Unaudited)

INVESTMENT INCOME
Dividend income
(net of $19,547 in foreign withholding taxes)	$1,067,674
Interest	120,322
Total investment income	1,187,996

EXPENSES
Management fees	737,485
Support services fees	163,886
Total expenses	901,371
Net investment income	286,625

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS & FOREIGN CURRENCY
Net realized gain on transactions
from investments & foreign currency	10,004,975
Net change in unrealized appreciation/depreciation
on investments & foreign currency	(5,270,112)
Net realized and unrealized gain	4,734,863
Net increase in net assets resulting from operations	$5,021,488

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2018	Year Ended
	(Unaudited)	November 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$286,625	$(369,681)
Net realized gain (loss) on unaffiliated
investments, affiliated investments
& foreign currency	10,004,975	(26,034,041)
Change in unrealized
appreciation/ depreciation on
investments & foreign currency	(5,270,112)	26,911,696
Net increase in net assets
resulting from operations	5,021,488	507,974

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares[1]	(76,128,897)	(63,908,281)
Total decrease in net assets	(71,107,409)	(63,400,307)

NET ASSETS
Beginning of period/year	208,239,355	271,639,662
End of period/year	$137,131,946	$208,239,355
Undistributed (accumulated)
net investment income (loss)	$62,752	$(223,873)

[1]	Summary of capital share transactions is as follows:

	Six Months Ended
	May 31, 2018		Year Ended
	(Unaudited)		November 30, 2017
	Shares	Value	Shares	Value
Shares sold	261,993	$6,253,241	1,842,063	$42,337,097
Shares redeemed[2]	(3,403,535)	(82,382,138)	(4,634,527)	(106,245,378)
Net decrease	(3,141,542)	$(76,128,897)	(2,792,464)	$(63,908,281)

[2]	Net of redemption fees of $425 and $5,394, respectively.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	May 31,
	2018	Year Ended November 30,
	(Unaudited)	2017	2016	2015	2014	2013
Net asset value at
beginning of period/year	$23.58	$23.37	$20.52	$26.77	$28.26	$24.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.04	(0.04)	0.02	0.01	(0.03)	0.02
Net realized and unrealized
gain (loss) on investments	0.48	0.25	2.83	(4.40)	(1.16)	4.65
Total from
investment operations	0.52	0.21	2.85	(4.39)	(1.19)	4.67

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	—	(0.32)
From net realized gain	—	—	—	(1.87)	(0.30)	(0.09)
Total distributions	—	—	—	(1.87)	(0.30)	(0.41)
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]
Net asset value at
end of period/year	$24.10	$23.58	$23.37	$20.52	$26.77	$28.26

Total return	2.21%[3]	0.90%	13.89%	(17.49)%	(4.26)%	19.74%

SUPPLEMENTAL DATA/RATIOS:
Net assets at end of
period/year (millions)	$137.1	$208.2	$271.6	$267.9	$443.7	$553.5
Portfolio turnover rate	5%[3]	14%	8%	18%	37%	12%

Ratio of expenses to
average net assets	1.10%[4]	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment
income (loss) to average
net assets	0.35%[4]	(0.16)%	0.07%	0.06%	(0.11)%	0.08%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

The GoodHaven Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end investment management company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange- traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange  are valued at the last sale price in the over-the-counter market. If a non- exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies, including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values in accordance with policies approved by the Valuation Committee of the Trust.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2018 (Unaudited) (Continued)

marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  If a composite price is not available, then the closing price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in accordance with policies approved  by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is  an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would  use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2018 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2018. See the Schedule of Investments for the industry breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$99,243,512	$—	$—	$99,243,512
Preferred Stocks	1,086,979	72,114	—	1,159,093
U.S. Government
Securities	—	23,814,973	—	23,814,973
Miscellaneous
Securities	208,000	38,300	—	246,300
Total Investments	$100,538,491	$23,925,387	$—	$124,463,878

It is the Fund’s policy to recognize transfers between levels at the end of the Fund’s reporting period.

There were no transfers into or out of Level 1 or 2 during the six months ended May 31, 2018.

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure to certain selected securities. The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2018 (Unaudited) (Continued)

Statement of Assets & Liabilities

Fair values of derivative instruments as of May 31, 2018:

	Asset Derivatives as of		Liability Derivatives as of
	May 31, 2018		May 31, 2018
Derivative	Balance Sheet	Fair	Balance Sheet	Fair
Instruments	Location	Value	Location	Value
Equity Contracts:
Put Options	Investments in
Purchased	securities, at value	$246,300	None	$—
Total		$246,300		$—

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2018:

Change in
Unrealized
	Location of	Realized	Appreciation/
	Gain (Loss)	Gain (Loss)	Depreciation
	on Derivatives	on Derivatives	on Derivatives
Derivative	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income
Equity Contracts:	Realized and Unrealized
Put Options	Gain (Loss) on Investments
Purchased	& Foreign Currency	$(405,190)	$279,630

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments  is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Fund does not isolate that portion of realized gain (loss) or unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized gain (loss) on investments and foreign currency and with net unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2018 (Unaudited) (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

Net investment losses incurred after December 31, and within the taxable year may be deferred and are deemed to arise on the first business day of the Fund’s next taxable year. As of November 30, 2017, the Fund did not defer any late year losses. For the year ended November 30, 2017, the Fund had short-term capital loss carryovers of $3,514,607 and long-term capital loss carryovers of $25,264,909, with unlimited expiration.

As of May 31, 2018, the Fund did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies their major tax jurisdictions as U.S. Federal and the State of Delaware. As of May 31, 2018, the Fund was not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends from REITs generally are comprised of income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2018 (Unaudited) (Continued)

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Options Contracts. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less that the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2018 (Unaudited) (Continued)

The following table indicates the average volume for the six months ended May 31, 2018:

Average notional value of:

Options purchased	$18,518,883

J.
Recently Issued Accounting Pronouncements.  In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.  The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date.  The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity.  The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.  Management is currently evaluating the impact, if any, of applying this provision.

K.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

GoodHaven Capital Management, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Agreement, the Advisor provides all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets. The amount of Management fees incurred by the Fund for the six months ended May 31, 2018, is disclosed in the Statement of Operations.

The Fund has also entered into a Support Services Agreement (the “Support Agreement”) with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal and audit. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, acquired fund fees and expenses, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2018 (Unaudited) (Continued)

related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets. The amount of support services fees incurred by the Fund for the six months ended May 31, 2018, is disclosed in the Statement of Operations.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities USBFS maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates payment of fund expenses, prepares expense accruals and prepares materials supplied to the Board of Trustees.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. (the “Custodian”) serves as custodian to the Fund.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the six months ended May 31, 2018 were as follows:

Purchases	Sales or Maturity
at Cost	Proceeds
$6,235,804	$66,819,024

There were no purchases or sales of long-term U.S. Government securities for the six months ended May 31, 2018.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid during the six months ended May 31, 2018, or the year ended November 30, 2017.

As of November 30, 2017, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$117,731,507
Gross tax unrealized appreciation	58,303,617
Gross tax unrealized depreciation	(19,716,874)
Net tax unrealized appreciation	38,586,743
Unrealized currency appreciation	—
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated loss	(28,779,516)
Total accumulated earnings	$9,807,227

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2018 (Unaudited) (Continued)

The difference between book basis and tax basis unrealized appreciation was primarily attributable to wash sale adjustments and Passive Foreign Investment Companies. The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of Passive Foreign Investment Companies held by the Fund.

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2018 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and support service fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2017 – May 31, 2018).

Actual Expenses

The first line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example. The example includes management fees and support services. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values  and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2018 (Unaudited) (Continued)

transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	December 1, 2017 –
	December 1, 2017	May 31, 2018	May 31, 2018[1]
Actual	$1,000.00	$1,022.10	$5.55
Hypothetical
(5% annual return
before expenses)	$1,000.00	$1,019.45	$5.54

[1]
The calculations are based on expenses incurred during the most recent six-month period. The annualized six month expense ratio for the Fund during that period was 1.10%. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 182/365 (to reflect the half-year period).

GoodHaven Fund

INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on January 25, 2018, the Board (which is comprised of five persons, three of whom are Independent Trustees and two of whom are Interested Trustees, as defined under the Investment Company Act of 1940) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between the GoodHaven Funds Trust (the “Trust”) and GoodHaven Capital Management, LLC (the “Advisor”) for the GoodHaven Fund (the “Fund”).  At this meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor, and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

Nature, Extent and Quality of Service. The Board, including the Independent Trustees, noted that the Advisor will continue to provide all investment research and analysis, portfolio management and execution decisions for the Fund. The Board reviewed the background information of the key investment personnel who will be responsible for servicing the Fund. The Board recognized that each portfolio manager has over 25 years of experience in executive management positions with various advisory firms and have focused their careers (which go back more than thirty-five years) as research analysts, portfolio managers, and investment management executives. The Board stated that the key investment personnel’s extensive experience in the mutual fund industry and in managing the Fund over the previous two years and implementing the Advisor’s principal investment strategies will continue to be a significant asset to the Fund and the Advisor. The Board discussed the Advisor’s risk management policies and procedures to manage and control the risks associated with providing investment advisory services to the Fund. The Board noted that the Advisor maintains controls in place to minimize risks associated with trading, allocations, trade reviews, conflicts of interest and other risks. The Advisor also has specific statutory guidelines with respect to portfolio concentration as well as internal guidelines designed to limit risks attributable to a single security. The Board recognized that the portfolio managers will utilize a variety of information sources to implement the Fund’s strategy and from time to time, hire third parties to conduct investigative research and interview industry participants in areas where the Advisor believes there may be investment opportunity. The Board concluded that the Advisor will continue to provide a high level quality of service to the Fund for the benefit of the Fund and its shareholders.

Performance. The Board reviewed the performance of the Fund and discussed the performance relative to its peer group, Morningstar category and index. The Trustees noted that from inception in April 2011 through May 31, 2014 the Fund

GoodHaven Fund

INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

either matched or exceeded most broad equity indexes despite large cash inflows and a substantial cash balance during a period of mostly rising markets. The Board recognized that overall returns to date were colored by a period from mid-2014 through the end of 2015 where the Fund materially underperformed large-cap equity indexes due to a record percentage decline in certain equities with commodity exposure in which the Fund held investments. Since that time the Fund’s performance has been positive, and ahead of most hedge fund indexes and low-risk investment alternatives, but behind large cap equity indexes, which have benefitted dramatically from enormous passive index inflows in recent years. . The Board noted that the Fund will continue to have a value investment strategy, that such a strategy has generally been out of favor in recent years, and that the Board noted that there have been many periods in prior market history where value strategies have diverged from large-cap equity indexes, only to see significant outperformance once external conditions change, such as occurred in the decade that followed the demise of the “technology bubble” that ended in March of 2000. The Board remains confident in the Fund and its strategies and expects positive long-term performance. After further discussion, the Board concluded that current performance of the Fund, taken as a whole and given external conditions, was reasonable and that they expected future performance to benefit the Fund and its shareholders.

Fees and Expenses. The Board discussed the current advisory fee paid by the Fund. The Trustees agreed that the advisory fee structure was fair and competitive in comparison to many funds within its peer group. Additionally, the Board recognized that the fee levels are appropriate, given the Fund’s size, history, performance and operations. After further discussion, the Board concluded that the proposed advisory fee was reasonable with respect to the Fund.

Economies of Scale. The Board considered the economies of scale and noted that the Fund has yet to achieve a sufficient amount of assets to warrant a discussion on economies of scale. Further, the Board noted that the Fund had set fees at inception anticipating scale benefits that have not yet occurred, causing the Advisor to bear early losses which it did not seek to recover from the Fund and benefitting shareholders despite the lack of scale. The Advisor agreed with the Board that they should consider breakpoints when asset levels for the Fund reach appropriate levels. After discussion, the Trustees agreed that based on the current size of the Fund, it does not appear that economies of scale have not been reached at this time; however, the matter would be revisited in the future should the size of the Fund increase materially. The Advisor noted that it is unaware of any shareholder or prospective shareholder ever taking issue with the Fund’s fees.

Profitability. The Board reviewed the Advisor’s financial statements and allocation of expenses. The Board noted that the Advisor receives an advisory fee of 0.90% and a support servicing fee of 0.20% for a total fee of 1.10% from the Fund,

GoodHaven Fund

INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

which is a comparable fee to the Fund’s peer group. After discussion, the Trustees concluded that the Advisor’s current profitability was not excessive and, therefore, intends that the Advisor’s profitability with respect to the Fund is reasonable.

Conclusion. Having requested and received information from the Advisor as the Board believed to be reasonably necessary to evaluate the terms of the investment advisory agreement, and after considering the Gartenberg factors with the assistance and advice of counsel, the Board concluded that the fee structure is fair and reasonable and that approval of the investment advisory agreement is in the best interests of the shareholders.

GoodHaven Fund

ADDITIONAL INFORMATION (Unaudited)

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (855) 654-6639 and on the Fund’s website at www.goodhavenfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 654-6639 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings for the first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q is available without charge, upon request, by calling (855) 654-6639. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at (855) 654-6639 to request individual copies of these documents. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 654-6639. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.goodhavenfunds.com.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal
information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal
information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share;
and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes—
such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	Yes
transactions and experiences
For our affiliates’ everyday
business purposes—
information about your creditworthiness	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing	GoodHaven Capital Management, LLC
this notice?	GoodHaven Fund (collectively “GoodHaven”)
What we do
How does	To protect your personal information from unauthorized
GoodHaven	access and use, we use security measures that comply
protect	with federal law. These measures include computer safeguards
my personal	and secured files and buildings.
information?	Our service providers must represent to us that they will protect any personal information through similar safeguards and security.
How does	We collect your personal information, for example, when you
GoodHaven	• open an account or give us your income
collect my	• give us contact information or seek advice about your
personal	investments
information?	• tell us about your investments or retirement portfolio
Why can’t I	Federal law gives you the right to limit only
limit all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• We do not jointly market with nonaffiliated financial companies.
Other important information

 (This Page Intentionally Left Blank.)

GoodHaven Fund

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
4940 SW 83rd Street
Miami, Florida 33143

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant & Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-536-3230

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
BLANK ROME LLP
405 Lexington Ave
New York, New York 10174

GoodHaven Fund
855-OK-GOODX (855-654-6639)
www.goodhavenfunds.com
Symbol – GOODX
CUSIP – 38217G103

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  GoodHaven Funds Trust

By (Signature and Title)  /s/ Larry Pitkowsky
Larry Pitkowsky, Principal Executive Officer and Principal
Financial and Accounting Officer

Date    July 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Larry Pitkowsky
Larry Pitkowsky, Principal Executive Officer and Principal
Financial and Accounting Officer

Date    July 30, 2018